Exhibit 99.1

Investor Relations Presentation April 2008

2 Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-K for the fiscal year ended June 30, 2007 and Cano’s Form 10-Q for the fiscal quarter ended December 31, 2007, available from Cano by calling 877.698.0900. These forms also can be obtained from the SEC at www.sec.gov. PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2007 (Cano’s fiscal year end) of $70.47 per bbl and $6.40 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce.

3 Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

4 Listing AMEX: CFW Senior Debt:(~$60 million Borrowing Base) $40.5 million Drawn Second Lien: (~$25 million Borrowing Base) $15.0 Million Drawn Preferred Convertible Stock $44.5 million Shares outstanding 38.7 million Market Cap $194 million Pre-Tax PV-10 $1,138 million Proved Reserves 66.7 MMBOE % PUD 83% % Oil 64% Total Acreage 73,000 Areas of Operation TX Panhandle, Central TX, OK and NM Cano Petroleum – Key Statistics (b) (a) Total diluted shares outstanding of 40 million (Excl. Pref). (b) Market Cap as of March 2008, based on stock price of $5.00 and 38.7 million shares outstanding. (c) Based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf. (c) (a)

5 Historical Trends MBOE Reserve Growth 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2004 2005 2006 2007 *CAGR = 680% $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 $M PV–10 Growth *CAGR = 827% 0 100 200 300 400 500 600 2004 2005 2006 2007 Production Growth MBOE *CAGR = 572% *Compounded Annual Growth Rate

6 Why Enhanced Oil Recovery • Proven, low risk technology – Original Oil in Place (OOIP) determined by historical production • Focus on mature fields with substantial existing infrastructure – Legacy infrastructure and abundant technical information • Experienced management and technical team provide Cano with a competitive advantage – Large Independents and Majors less focused on mature fields • Large-scale projects with substantial reserve potential – Primary recovery only represents 10% - 30% of OOIP

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Production & Reserves

Panhandle
Never Been Waterflooded
35.5 MMBOE proved; 45 MMBOE prob/poss
Current Waterflood and ASP Candidate

Cato Field, NM
Never Been Waterflooded
9 MMBOE proved; 26 MMBOE prob/poss
Current Waterflood and CO-2 or ASP Candidate

Pantwist
Never Been Waterflooded
6.8 MMBOE proved; 3 MMBOE prob/poss
Waterflood Candidate

Nowata
Late Stage Waterflood
ASP Pilot in Progress
1.7 MMBOE proved; 5 MMBOE probable


CATO
PANHANDLE
NOWATA
PANTWIST
DAVENPORT
FT. WORTH
DESDEMONA

Davenport
Late Stage Waterflood
SP Candidate
1.5 MMBOE proved; 11 MMBOE probable

Corsicana
Late Stage Waterflood
.2 MMBOE proved; 1.0 MMBOE probable
ASP Candidate

Desdemona
Never Been Waterflooded
1.0 MMBOE proved; 27 MMBOE prob/poss
Current Waterflood and SP Candidate

- Three Active New Waterfloods: All Three have ASP Potential
- One Current ASP Pilot : Three Potential ASP Floods

Total Reserves — Total Acreage: ~73,000

	MMBOE	PV10
SEC proved (6/30/07)	67	$1,138 MM
Prob/Poss (Unrisked)*	118	$1,307 MM

WWW.CANOPETRO.COM • Amex: CFW 7

PDP PROB / POSS PUD •Total Proved = 67 MMBOE •Total Prob / Poss = 118 MMBOE •Total Resource Base = 185 MMBOE 8 TOTAL RESOURCE BASE

9 13% 54% 10% 3% 18% 0% 2% Cato Panhandle Pantwist Desdemona Nowata Davenport Corsicana 10% 75% 7% 2% 0% 4% 2% Project PV-10 ($MM) (b) Cato 116.0 Panhandle 867.0 Pantwist 73.0 Desdemona 41.0 Nowata 18.5 Davenport 18.0 Corsicana 4.5 Cano Total $1,138 MM Proved Reserves by Project (a) PV-10 by Project (b) Project Proved Reserves (MMBOE) (a) Cato 9.1 Panhandle 35.5 Pantwist 6.8 Desdemona 11.9 Nowata 1.7 Davenport 1.5 Corsicana 0.2 Cano Total 66.7 MMBOE FY 2007 Proved Reserves and PV FY 2007 Proved Reserves and PV-10 10 (a) Proved Reserves as of June 30, 2007. (b) PV-10 based on SEC Price Deck for June 30, 2007 of $70.47/Bbl and $6.40/Mcf.

Waterflooding 101 * * * ** * * * * * * * * * * * * *Typical Actual Response * * 10

11 Panhandle Regional Profile Panhandle Regional Profile • Area is surrounded by precedent successful secondary recovery pr Area is surrounded by precedent successful secondary recovery projects ojects • Analog recovery response model was developed based on the adjace Analog recovery response model was developed based on the adjacent nt East Schafer Ranch Waterflood project East Schafer Ranch Waterflood project Cockrell Ranch Waterflood East Schafer Ranch Waterflood Cano Leases Analog Secondar y Recovery Projects

Cockrell Ranch Waterflood Response 12 Pre-Response Seen at 27 Wells Phase I Phase III Phase II Cockrell Ranch Waterflood Response Profile

Cockrell Ranch Waterflood Phase I Battery Cockrell Ranch Waterflood Phase I Battery 13

14 Cato Field New Mexico Cato Field New Mexico Cato Unit Cato Unit 15,300 acres 15,300 acres 220 wells acquired 220 wells acquired San Andres Dolomite: San Andres Dolomite: Porosity: 5 Porosity: 5-7% 7% Permeability: 20 md Permeability: 20 md Depth: 3,200’ Depth: 3,200’ 80 wells currently producing 80 wells currently producing 220 220-240 boepd 240 boepd +30 additional wells to re +30 additional wells to re- activate and add pay activate and add pay Three pilot waterfloods in Three pilot waterfloods in field field Drilled on 40 acres spacing. Drilled on 40 acres spacing. 20 acre infill potential 20 acre infill potential CO CO-2 Line 4 miles away 2 Line 4 miles away TomTom / Tomahawk TomTom / Tomahawk 3,000 acres 3,000 acres 65 Wells 65 Wells Re Re-activation program: 12 activation program: 12 wells on; 18 additional wells on; 18 additional wells to re wells to re-activate. activate. Levelland Trend Cato San Andres Unit Cato Tomahawk TomTom NM TX

15 Three Prior Waterflood Pilots Three Prior Waterflood Pilots Amoco Pilot (1975) 11% OOIP Response 4 MMBWI Shell Pilot (1976) 5% OOIP Response 2.5 MMBWI Kelt Pilot (1990) Limited Response <1 MMBWI

Cato Drilling 16 • Cato FY 2008 Work Plan • Current 2 Rig Program • Total Field Production: 220-240 BOEPD • 17 New 20-Acre Infill wells completed • 6 Wells awaiting completion • Plan to initiate Waterflood in 20-acre area by late-summer • 2 New 40-Acre Wells:

Cato 20-Acre Infill Well Profiles (Unbooked Reserves in P2-P5) 17

18 Cato Waterflood Development Cato 5 Cato 5-Year 20 Year 20-Acre Infill Program Acre Infill Program FY 2008 Program: FY 2008 Program: Maintain two Drilling Rigs Maintain two Drilling Rigs Drill 51 infill wells Drill 51 infill wells FY 2009: FY 2009: Initiate waterflood in this prior Initiate waterflood in this prior Amoco Pilot area. Drill 50 infill Amoco Pilot area. Drill 50 infill wells south and west to expand wells south and west to expand waterflood waterflood FY 2010 FY 2010-2012: 2012: Drill an additional ~100 infill wells Drill an additional ~100 infill wells to develop the waterflood in the to develop the waterflood in the remainder of the Cato Field remainder of the Cato Field Total 20 Total 20-Acre Infill Wells~ 200 Acre Infill Wells~ 200

Desdemona Waterflood Response 19 Central Battery A-647 -720 A-631 A-43 9A-587 A A-1903 A-378 A-1936 13 H HENDER SON & M G RR G E MOORE A-5 43 A-9 69 M MC KINNEY S R R OBINSON Eastland Co. Erath Co. 16-02 12-02 11-02 31-09 31-12 31-08 31-14 31-11 31-15 30-11 30-1 13-03 31-07 31-10 31-04 31-01 32-02 - 1050 - 1070 - 1090 - 1110 - 1130 - 1150 - 1170 - 1190 - 1210 - 1230 - 1250 - 1270 - 1290 - 1310 - 1330 - 1350 - 1370 - 1390 - 1410 - 1430 - 1450 - 1470 - 1490 - 1510 - 1530 - 1550 - 1570 - 1590 - 1610 - 1630 - 1650 - 1670 - 1690 - 1710 - 1730 - 1750 - 1770 - 1790 - 1810 - 1830 - 1850 - 1870 - 1890 Oil Cuts Seen Desdemona Hogtown-Moore Unit Waterflood Response Wells Gray Lime Sructure (CI = 10ft) FEET 0 5 00 1, 000 1, 500 ATTRIBUTE MAP Zone: B IG_ SALINE_ SAND - OIL_ RESPONSE_ FROM_FLOOD [AJK ] IS PRESENT By: Kimble PETRA 2 /1 / 2008 4 :3 1 :46 PM Desdemona Summary: •Cum Injection roughly 900,000 BWI •Oil cut seen at 3 wells •Initial Production: 10-20 BOPD 5 MCFPD 750 BWPD •Still Need more time For reservoir fill-up •Performing Reservoir Simulation/Modeling on the remainder of the Field

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Nowata ASP Pilot


B & N Lease
1,094 Acres
ASP Pilot Area
35
36
Ladder Energy Inc.

- Pilot Plant installed In September
- Full start-up occurred in Dec-2007
- Expect ASP response in mid-summer 2008
- ~5 MMBOE Possible Reserves


ASP Injection Plant

Layout of softening + ASP injection equipment

WWW.CANOPETRO.COM • Amex: CFW 20

Nowata ASP Injection Plant ASP Injection Pumps ASP Control Panel ASP Breaker Room Polymer Hydration Tanks 21

CANO PETROLEUM
Producing oil & gas in the USA for the USA

University of Texas Research Grant

- **Initiated in Jan, 2007 with the Center for Petroleum and Geosystems Engineering**
  Specific ASP research on four Cano Fields; Davenport, Desdemona, Nowata and Panhandle

  – **Nowata Field: Current Status: Sandstone - Mature Waterflood existing ASP**
    Challenge: Buttress current ASP recipe with a follow-on recovery mechanism
    Solution: Developed a cyclic SP alternating CO-2 fourth stage recovery recipe

  – **Davenport Field: Current Status: Sandstone - Mature Waterflood**
    Challenge: Need high TDS solution
    Solution: Tested over 160 different ASP combinations to determine three optimal recipe's

  – **Desdemona Field Status: Sandstone - Pending Waterflood**
    Challenge: Develop Tertiary Recovery Mechanism
    Solution: Currently testing fluid-to-fluid properties; Encouraging ASP results to date

  – **Panhandle Field Status: Dolomite - Pending Waterflood**
    Challenge: Need Tertiary Recovery Mechanism; No CO-2 availability
    Solution: Develop ASP Tertiary recovery recipe for carbonates; Initial Testing Phase

WWW.CANOPETRO.COM • Amex: CFW 22

10 MMBOE 57 MMBOE 118 MMBOE PRODUCTION 50% CAGR 35% CAGR PRODUCTION POTENTIAL PRODUCTION POTENTIAL 23 PRODUCTION

© Cano Cano Petroleum Inc., 2008